QUALSTAR®

Power and Data Storage Solutions



2500
2000
2500
2000

Under NEW Management
The Turnaround Story

Liolios Gateway Conference Sept 10, 2015

Forward Looking Statements

This presentation contains "forward-looking statements", as defined by the Private Securities Litigation Reform Act of 1995 (the "Act"), that can be identified by words such as "believes", "expects", "projects", and other similar expressions, and involve numerous risks and uncertainties. The Company's actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in the Company's filings with the Securities and Exchange Commission.

A Turnaround Story

"….a diversified solutions innovator specializing in data storage and power supplies…"

Revitalization Under New Management



New Business Expansion



Turnaround Story

Management



CEO Steven N. Bronson

- Steve has over 30 years of business and entrepreneurial experience. In the last 23 years, Mr. Bronson has been the founding principal of two brokerage firms, and through his investing and investment banking activity, has taken executive positions in several companies.



CFO Louann Negrete

- Louann was appointed CFO in December of 2013. She has more than two decades of experience in corporate manufacturing accounting with public companies. She has managed mergers and acquisitions and has extensive experience with international subsidiaries.



President Daniel K. Jan

- Dan brings a wealth of technology experience having served more than 16 years with IBM in storage and 10 years with BDT AG of Germany (world's largest OEM tape automation provider by volume.)



Managing Director, N2Power Randy Johnson

- Randy joined Qualstar in 2002. He's held executive positions at Flightware Ltd., a business solutions software company and Integrated Business Computers, a computer manufacturer. He graduated with a B.A. degree in Business and Political Science from Westmont College in 1980, and earned his MBA in Technology Management from the University of Phoenix in 1999.

QUALSTAR

Board of Directors

David Wolenski	**Chairman of the Board.** David has served since November 2002, as vice president of Electro-Mechanical Products, Inc., a privately-held company engaged in the manufacture of precision-machined components and thermal management systems for the semiconductor, laser, and medical device industries. He previously had served as the CEO of OZO Automation, Inc., a public company, from 1996 to 2000.
Sean Leder	**Director.** Sean has served, for the past 18 years, as the Chief Executive Officer of The Leder Group, a family office focused on investments in real estate, equities and fixed income. He has been an investment banker at Chase Manhattan Bank, where he worked on mergers and acquisitions, and at Merrill Lynch, where he worked on the real estate investment banking team.
Dale E. Wallis	**Director.** Dale has over 40 years of business and entrepreneurial experience. For 15 years until his retirement in December 2011, Mr. Wallis was Vice President, Chief Financial Officer and Treasurer of The Aerospace Corporation, a defense contractor that manages much of the U.S. Government's satellite communications programs. He is a certified public accountant and has worked at Ernst & Young and KPMG
Nick Yarymovych	**Director.** Nick is Senior Vice President of Global Consulting & Operations at NTT Centerstance Inc. and served as its Managing Partner. During his 16-year professional consulting career, he has launched new business units, led numerous business process reengineering, business strategy, and systems integration projects. He has an M.B.A. from Pepperdine University, a B.S. in Aerospace Engineering from USC and BS Astronautical Engineering from the U.S. Air Force Academy.
Steve Bronson	**Director and CEO.** See previous page.

Qualstar's Roots

- Founded in 1984 as tape storage design and manufacturer
- Became a public company in 2000 (QBAK)
- Acquired N2Power in June 2002
- Sold over 40,000 tape storage products
- Over 1,000,000 power supplies worldwide
- Now headquartered in Westlake Village, California
    - Worldwide customer base



Storage Solutions



Power Solutions

Where We Play



Software User Applications
ERP
CRM
Databases
Oracle
SAP
DB2
MAMS Editing Software
Applications infrastructure
Collaboration Applications
Mobile Apps
Public Cloud
*Private Cloud
Object Storage
File Systems
Encryption
Standards
SaaS
Software as a service
Storage as a service
*Platform as a service
*Data Movers
Accelerators
(Move data faster through backbone)
10/40 Gigabit Ethernet Devices
Fiber Channel
10 Gigabit FC
Devices
Deduplication
HARDWARE INFRASTRUCTURE
Foundational Building Blocks
ENDUSER DEVICES
• Laptops
• Desk Sides
• Mobile Devices
• Wearables
• "Things"
CORPORATE INFRASTRUCTURE
• Routers
• Switches
• Servers
• Primary Storage
• Raid Arrays
• Archive Libraries
DATA CENTER
• Ingest Engines
• Router
• Switches
• Servers
• Raid Arrays
• Archive Libraries
SSD
HDD
TAPE

QUALSTAR

Data, Data, Everywhere – driving storage relevance

"Digital Universe is doubling in size every two years*...."



Projected Data Growth (ZB) 1
60
50
40
30
20
10
0
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Data (ZB)

Big Data technology and services market will grow at 26.4% CAGR to $41.5B through 2018 (6x rate faster than overall IT technology).

*IDC



4.4 ZB
The Digital Universe is Huge – And Growing Exponentially
44 ZB
2013
2020
If the Digital Universe were represented by the memory in a stack of tablets, in 2013 it would have stretched two-thirds the way to the Moon*
By 2020, there would be 6.6 stacks from the Earth to the Moon*

Markets & Applications Driving Data Growth



Media & Entertainment





eCommerce

Video Surveillance

Industrial & Medical

Government &Education





… big data …"internet of things" … more connected … more data

Why Archive ……. Why Tape Storage

How much to spend on Data you might never use again?


$$$
$
Active Data
Fast Access
Random Access
Archive Data
Near Line Access
Pseudo Random Access

Did you know……

82 % of midmarket and enterprise-class organizations in North America *currently use tape technology*.

ESG Research, November 2012

Qualstar's Mission

Strategy	• Provide broad, innovative solutions to established channel partners
Market	• Leverage strong IT growth demands to gain market-share
Expertise	• Building on strength of Qualstar's skills and experience
Experience	• New staff with record of execution and thorough market understanding
Growth	• Organic and external opportunities

New Business Expansion


Globalization
Product Portfolio Expansion
Strategic Partnerships

Growing Markets


Emerging Markets Will Surpass Mature Markets by 2017
% of TOTAL DIGITAL UNIVERSE
Emerging Markets
Mature Markets
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2010
2017
2020
•US, Western Europe, Japan, Canada, Australia, NZ
Source: IDC, 2014

Between 2013 and 2020 the division of the digital universe between mature and emerging markets (e.g., China) will switch – from 60% accounted for by mature markets to 60% of the data in the digital universe coming from emerging markets.

Qualstar's Sales Expansion



Emerging Markets Will Surpass Mature Markets by 2017
% of TOTAL DIGITAL UNIVERSE
Emerging Markets
Mature Markets
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2010
2017
2020
•US, Western Europe, Japan, Canada, Australia, NZ
Source: IDC, 2014
Strategic Partners
Qualstar Singapore
Qualstar Korea
Negotiating Staffing Resources
Investigating Partnerships

Prior Product Lineup


MID-RANGE TO ENTERPRISE PRODUCTS
Tape Slots
24
50
114
464
700
1,000
RLS-8350/6U
3 Drives 4 Drives
RLS-8500/10U
5 Drives 7 Drives
XLS-823700
XLS-8161100

Expanding Product Portfolio:



MID-RANGE TO ENTERPRISE PRODUCTS
Premium Line
XLS-8161100
XLS-823700
Scaled RLS-8500
Up to 40U & 22 Drives
RLS-8500/10U
5 Drives 7 Drives
RLS-8350/6U
3 Drives 4 Drives
1,000
700
500
464
114
50
48
24
1
Tape Slots
Scalable TBD
Q1 Portable
1 Drive
Q24/2U
2 Drives
Q48/4U
4 Drives
ENTRY TO MID-RANGE PRODUCTS
Value Line
RVA – Read Verify Appliance
Tape Health Monitoring

Prior Power Supply Lineup


ATX Series
XL375
XL330
XL280
XL275
XL160
XL125
XL Product Line

Power Supplies Expanding Product Portfolio:


DIN Rail Power Solutions
High Power Solutions
Medical Power Solutions
ATX Series
XL375
XL330
XL280
XL275
XL160
XL125
XL Product Line

Financial Highlights: FY2015 - 2015

Balance Sheet	• No debt • Strong cash position
P&L	• New management effectively controlling expenses dramatically reducing the losses from prior years
Unit Shipments	• Increasing unit volume shipments year over year
Expansion	• Investing for growth in salesforce and product breadth

Financial Measurements:

Turnaround Story.....


Net Revenue
(In thousands)
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
2011
2012
2013
2014
2015*


Net loss
(In thousands)
$-
$(2,000)
$(4,000)
$(6,000)
$(8,000)
$(10,000)
$(12,000)
2011
2012
2013
2014
2015*

*Data in the above charts for 2015 is unaudited

Unit Volumes Shipped:


Mid-range Tape Library Units Shipped
RLS all models
2010
2011
2012
2013
2014
2015


LTO Tape Drive Units Shipped
2010
2011
2012
2013
2014
2015

*Data in the above charts for 2015 is unaudited

Summary

Big Data is driving the storage market

Qualstar is investing for growth

Qualstar's turnaround is happening!




Headquartered in Westlake Village, California, Qualstar has been delivering world-class products to a worldwide client base for more than 30 years

QUALSTAR®

THANK YOU!

www.qualstar.com